EXHIBIT A
                                                                       ---------

                              COLLATERAL AGREEMENT
                              --------------------


     THIS COLLATERAL AGREEMENT ("Collateral Agreement") is entered into this 1st day of December 1998, by and among (i) Penn Octane Corporation, a Delaware corporation, (the "Borrower"); (ii) each of the individual lenders identified on the signature pages hereto (each a "Lender", and collectively, the "Lenders"); and Castle Energy Corporation, as collateral agent (the "Collateral Agent").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrower has represented to Lenders that: an arbitral award was rendered against International Bank of Commerce-Brownsville ("IBC") in favor of Borrower; the value of the arbitral award as of July 31, 1998 was approximately $3.4 million; a judgment was entered on February 28, 1996 by the 197th District Court of Cameron County, Texas in Civil Action No. 94-08-4008-C, known as
International  Energy  Development  Corp.  v.  International  Bank  of
----------------------------------------------------------------------
Commerce-Brownsville;  such  judgment  modified  the  arbitral  award in certain
--------------------
respects; an appeal was taken to the Court of Appeals for the Thirteenth District of Texas (the "Corpus Christi Court of Appeals"); on June 18, 1998, the Corpus Christi Court of Appeals rendered an Opinion and Order in No. 13-96-298-CV, known as International Bank of Commerce - Brownsville, Appellant
                         -------------------------------------------------------
v.  International  Energy  Development  Corp.,  Appellee, such Opinion and Order
--------------------------------------------------------
confirmed the original arbitral award in all respects; and IBC has filed a motion for rehearing with the Corps Christi Court of Appeals;

     WHEREAS, Borrower has represented to Lenders that International Energy Development Corp. changed its name to Penn Octane Corporation but the caption of the Judgment (as defined in the Assignment) continues to reflect the prior name.

     WHEREAS, pursuant to a Rollover and Assignment Agreement by and among the Borrower and the Lenders of even date herewith ("Rollover Agreement") and an Assignment of Judgment Agreement between Borrower and Castle Energy Corporation for itself and as Collateral Agent for Lenders dated as of even date herewith (the "Assignment") the Borrower has assigned in trust to Castle Energy Corporation for itself and as Collateral Agent for the Lenders all of its right, title and interest in and to the Judgment and the Proceeds (as defined in the Assignment);

     WHEREAS, in furtherance of the Assignment, the Borrower has agreed to execute and deliver to Collateral Agent at Closing (as defined in the Rollover Agreement) a letter to IBC, substantially in the form attached hereto as Annex 1
                                                                         -------
(the "Payment Instruction Letter") instructing IBC to deliver the Proceeds in trust to the Collateral Agent for deposit in the Collateral Account (as hereinafter defined);

     WHEREAS, the Borrower and the Lenders wish to appoint the Collateral Agent, and the Collateral Agent has agreed to establish a deposit account in trust (the "Collateral Account") and to act, as an administrator of the Collateral Account upon the terms, conditions and provisions hereinafter set forth; and

     WHEREAS, the Borrower and the Lenders desire to set forth the terms and conditions pursuant to which the Collateral Agent shall pay out any Proceeds delivered to the Collateral Agent and/or deposited into the Collateral Account during the term of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is hereby agreed among the parties hereto as follows:

1.   Defined  Terms
     --------------

     All capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings ascribed to them in the Rollover Agreement and are incorporated herein by reference.

2.   Appointment  of  the  Collateral  Agent
     ---------------------------------------

     2.1 The Borrower and the Lenders hereby designate the Collateral Agent, and the Collateral Agent hereby agrees to act, as an administrator of the Collateral Account in trust, upon the terms and conditions set forth herein.

     2.2 The Collateral Agent's duties and responsibilities, in its capacity as such, shall be limited to those expressly set forth in this Collateral Agreement, and the Collateral Agent shall not be subject to, nor obliged to recognize, any other agreement between any or all of the parties hereto even though reference thereto may be made herein, except to the extent that definitions contained in the Rollover Agreement are incorporated in this Collateral Agreement. This Collateral Agreement may not be amended at any time in such a way as to affect the rights, responsibilities, obligations, liabilities or fees of the Collateral Agent except with the Collateral Agent's prior written consent, as evidenced by an instrument in writing signed by all the parties hereto.

     2.3 The Collateral Agent, in its capacity as such, shall disregard any and all notices or directions given by any of the Borrower, the Lenders or by any other person, firm or corporation, except (i) such notices, directions and instructions as are specifically provided for herein, (ii) joint instructions received in writing from the Borrower and the Lenders and (iii) a Final Order (as hereinafter defined) of a court of competent jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under a Final Order of a court of competent jurisdiction, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by a Final Order of a court of competent jurisdiction, or in case a Final Order of a court of competent jurisdiction shall be made or entered affecting such property or any part thereof, then and in any of such events the Collateral Agent is authorized to rely upon and comply with any such order, writ, judgment or decree of any court which is not subject to further review or appeal (a "Final Order").

     2.4 In the event that the Collateral Agent shall be uncertain as to its duties or actions hereunder, or shall receive instructions from the Borrower or the Lenders which, in the opinion of the Collateral Agent, are in conflict with any of the provisions of this Collateral Agreement, it shall be entitled to maintain the Collateral Account and may decline to take any further action until the Collateral Agent receives joint written instructions from the Borrower and the Lenders directing the disbursement of all or any portion of such Collateral Account, in which case the Collateral Agent shall then make such disbursement in accordance with such instructions. Should any dispute arise with respect to the payment, ownership or right of possession of any proposed disbursement, the Collateral Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of such proposed disbursement until such dispute shall have been settled either by mutual agreement of the parties concerned or by a Final Order, provided that the Collateral Agent shall be under no duty whatsoever to institute or defend any such proceedings, and, provided further, that if any such dispute continues for more than one hundred twenty
(120) days, the Collateral Agent may, in its discretion, upon written notice to the Borrower and the Lenders, interplead the Collateral Account (or that portion thereof which is the subject of such dispute) to a court of competent jurisdiction (subject to the provisions of Section 7.4 hereof).
                                           -----------

     2.5 It is understood and agreed that the Collateral Agent shall:

          (a) be under no duty to accept notices or instructions from any person other than as expressly provided for in this Collateral Agreement;

          (b) be protected in acting upon any notice, opinion, request, certificate, approval, consent or other document reasonably believed by it to be genuine and what it purports to be;

          (c) be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers and (i) mailed, by registered or certified mail, return receipt requested, postage prepaid, (ii) sent via expedited courier service that regularly requires signed receipts evidencing delivery, or (iii) hand delivered, in a sealed wrapper, manually receipted for by the addressee, in each case to the Borrower or the Lenders at the addresses set forth in Section 7.3 hereof;
                                   -----------

          (d) be protected, indemnified and held harmless jointly and severally by the Borrower and the Lenders (other than Castle Energy Corporation) from and against any claim made against it by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss, liability or expense, including attorneys' fees and other reasonable expenses of defending itself against any claim of liability it may sustain in carrying out the terms of this Collateral Agreement, except for claims which are successfully asserted against the Collateral Agent based upon the Collateral Agent's failure to comply with the terms and conditions of this Collateral Agreement or the bad faith, gross negligence or willful misconduct of the Collateral Agent; provided, however, that (i) promptly after the receipt by the Collateral Agent of notice of any demand or claim or the commencement of any such action, suit or proceeding, the Collateral Agent shall notify all parties hereto in writing of the existence of such demand, claim, action, suit or proceeding; (ii) the other parties hereto shall be entitled, jointly or severally and at their own expense, to participate in and assume the defense of any such action, suit or proceeding; and (iii) the aforesaid indemnity obligations shall survive the termination of this Collateral Agreement or the resignation of the Collateral Agent;

          (e) have no liability in respect of or duty to inquire into the terms and conditions of the Rollover Agreement (except to the extent that any of the defined terms contained in the Rollover Agreement are incorporated in this Collateral Agreement) or any other document or agreement executed in connection with or pursuant to the Rollover Agreement, its duties under this Collateral Agreement being understood by the parties to be ministerial in nature;

          (f) be permitted to consult with counsel of its choice which is experienced in legal matters of a nature similar to those arising under this Collateral Agreement, and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel; provided, however, that nothing contained in this subsection
     (f), nor any action taken by the Collateral Agent or by such counsel, shall relieve the Collateral Agent from liability for any claims which are occasioned by its failure to comply with the terms and conditions of this Collateral Agreement or the bad faith, gross negligence or willful misconduct of the Collateral Agent, as provided in subparagraph (d) above;

          (g)  not  be  bound  by  any  modification,   amendment,  termination,
     cancellation, rescission or supersession of this Collateral Agreement, unless the same shall be in writing and signed by the Borrower and each of the Lenders and notice thereof is provided to the Collateral Agent, except to the extent that any such modification, amendment, termination, cancellation, rescission or supersession affects the rights, responsibilities, obligations, liabilities or fees of the Collateral Agent hereunder, in which case any document or instrument reflecting such changes shall also be signed by the Collateral Agent;

          (h) be entitled to refrain from taking any action other than to keep the Proceeds received by it in escrow until disbursement thereof pursuant to Section 4.1 of this Agreement, or it shall be directed otherwise in writing by the Borrower and the Lenders, or by a Final Order; and

          (i) be granted a security interest in and lien on the Collateral Account for the benefit of itself and the Lenders in its capacity as Collateral Agent hereunder. This paragraph shall survive notwithstanding any termination of this Collateral Agreement or the resignation of the Collateral Agent.

     2.6 From time to time on or after the date hereof, the Borrower and the Lenders shall deliver or cause to be delivered to the Collateral Agent such further documents and instruments, or cause to be done such further acts, as the Collateral Agent may request in order to enable the Collateral Agent to carry out more effectively the provisions and purposes of this Collateral Agreement, to evidence compliance with this Collateral Agreement or to assure itself that it is reasonably protected in acting under this Collateral Agreement.

          (a) For its services hereunder, the Collateral Agent shall be entitled to be paid by the Borrower a one-time acceptance fee in an amount equal to One Dollar ($1.00), payable in advance, commencing with the execution of this Collateral Agreement.

          (b) The foregoing fee, together with the reasonable out-of-pocket expenses incurred by the Collateral Agent in performing its duties under this Collateral Agreement, shall be borne by the Borrower. The Borrower hereby agrees to indemnify and hold the Lenders harmless, from and against all losses or damages arising out of a breach by the Borrower of its obligations under this Section 2.7.
                            ------------

3.   Establishment  of  Collateral  Account
     --------------------------------------

     3.1 Simultaneously with the execution of this Collateral Agreement, the Borrower will deliver to the Collateral Agent Ten Dollars ($10.00) which is to be deposited into a separate interest bearing deposit account in the name of the Collateral Agent as the sole signatory (as so constituted and as the amount of such Collateral Account may increase or be supplemented by any Proceeds or interest thereon or pursuant to the Payment Instruction Letter or pursuant to the provisions hereof, the "Collateral Account"). Collateral Agent shall
                                -------------------
disburse funds from the Collateral Account in accordance with the terms of this Collateral Agreement. Borrower agrees to execute, deliver and cause to be filed any and all documents that may be required to evidence, perfect or continue the perfection of the Collateral Agent's security interest in and lien on the Collateral Account and the funds therein.

4.   Disposition  of  Collateral  Account
     ------------------------------------

     4.1 As promptly as possible after the deposit and clearance of any Proceeds into the Collateral Account pursuant to the Payment Instruction Letter, the Collateral Agent shall disburse such Proceeds from the Collateral Account, in the following amounts and according to the following priority:

          (a) First, to the law firm of Patton Boggs, L.L.P. ("Patton Boggs") for fees and expenses incurred in connection with the Judgment, a particular amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) as such particular amount shall be directed by the Borrower in writing to the Collateral Agent (the "Patton Boggs Payment");

          (b) Second, to Thomas A. Serleth, an amount equal to five percent (5%) of the Judgment net of the Patton Boggs Payment, as such amount shall be directed by the Borrower in writing to the Collateral Agent;

          (c) Third, to Castle Energy Corporation for payment of its legal fees, costs and expenses (which Borrower hereby agrees to pay) incurred in connection with the negotiation, preparation, documentation of and/or exercise of rights under the Rollover Agreement, this Collateral Agreement, the Assignment, the Amended Notes, the Warrants and the Registration Rights Agreement provided, however, that the amount so paid in connection with such negotiation, preparation and/or documentation shall not exceed $30,000.

          (d) Fourth, to each of the Lenders in the respective principal amounts set forth on Schedule I hereto plus all interest accrued thereon as provided in each Lender's Amended Note; provided that if the Proceeds are not sufficient to pay the Loans in full, then pro rata to each of the
                                                         --- ----
     Lenders based upon the outstanding amount of their respective Loans at the time of payment;

          (e) Fifth, to the Collateral Agent, any amounts owing to the Collateral Agent pursuant to this Collateral Agreement other than as specified in subsection (c) above; and

          (f) Sixth, to the Borrower, such amount as is remaining in the Collateral Account after payment in full of each Lender's Amended Note and amounts owing under Sections 4.1 hereof or as otherwise provided in this Collateral Agreement (the "Termination Date Escrow Balance").

     4.2 The Collateral  Agent shall provide  written notice pursuant to Section
                                                                         -------
7.3 hereof to each of the Lenders and the Borrower of the amount, date and payee
---
of any distributions to be made hereunder at least ten (10) days before making any such disbursement pursuant to Section 4.1. For purposes of the ten-day notice periods pursuant to this Section 4.2, each such period shall commence on the date of such notice and shall terminate at midnight on the tenth day thereafter.

     4.3 The party or parties receiving a disbursement from the Collateral Account shall, upon request, furnish to the Collateral Agent concurrently with its receipt of such disbursement, a signed receipt for the amount of such disbursement and, if applicable, documentary evidence reasonably satisfactory to the Collateral Agent of such party's appointment, incumbency and authority.

     4.4 For purposes of determining the amount of interest owing to any Lender, the Collateral Agent shall be entitled to rely on a copy of the Amended Note and a sworn affidavit signed by the Borrower and such Lender.

5.   Lenders'  Rights
     ----------------

     The Borrower and each of the Lenders hereby acknowledge that neither this Collateral Agreement nor the Assignment shall in any way prejudice any of the Lenders' rights to payment under the Rollover Agreement or the Amended Notes, or any other amounts owing pursuant to any other agreement, note, or arrangement by and among any of the Borrower and the Lenders, as the case may be, whatsoever. The Borrower specifically acknowledges that this Collateral Agreement has been established for purposes of effecting the equitable distribution of any Proceeds, and that this Collateral Agreement shall not be construed in any way as a settlement, compromise or adjustment by any of the Lenders of any amounts owed to them by the Borrower. The Borrower hereby confirms, and the parties hereto acknowledge, the Borrower's assignment to the Collateral Agent for the benefit of itself and the Lenders of all of Borrower's right, title and interest in and to the Judgment and the Proceeds.

6.   Term
     ----

     This Collateral Agreement shall continue until the earlier of (i) the payment in full of all amounts owing to the Lenders under the Amended Notes, and
(ii) payment into and disbursement out of the Collateral Account, in accordance with the terms of this Collateral Agreement, of all Proceeds; in each case, as evidenced by written notice to such effect signed by each of the Lenders in the form requested by the Collateral Agent; whereupon this Collateral Agreement and the collateral arrangements created hereunder shall terminate (the "Termination Date"), and the Collateral Agent shall be released and discharged from all further duties and obligations hereunder, but without prejudice to any liability of the Collateral Agent for its failure to comply with the terms and conditions of this Collateral Agreement or its bad faith, gross negligence or willful misconduct hereunder. Each of the Lenders agrees that, upon the occurrence of either of the events specified in clause (i) or (ii) of this Section 6, such Lender shall execute a written notice in the form requested by the Collateral Agent.

7.   Miscellaneous
     -------------

     7.1 (a) The Borrower and the Lenders may, upon at least thirty (30) days' prior written notice to the Collateral Agent executed by all of them, dismiss the Collateral Agent hereunder and appoint a successor. In such event, the Collateral Agent shall promptly account for and deliver to the successor collateral agent named in such notice the then balance of the Collateral Account. Upon acceptance thereof and of such accounting by such successor collateral agent, and upon reimbursement to the Collateral Agent of all expenses due to it hereunder through the date of such accounting and delivery, the Collateral Agent, in its capacity as such, shall be released and discharged from all of its duties and obligations hereunder, but without prejudice to any liability of the Collateral Agent for failure to comply with the terms and conditions of this Collateral Agreement or its bad faith, gross negligence or willful misconduct hereunder.

          (b) (i) Without limiting the foregoing, the Collateral Agent (and any successor collateral agent hereunder) shall have the right, as provided in Subsection (ii) below, at any time to resign as such by delivering the Collateral Account to any successor collateral agent jointly designated by the Borrower and all Lenders in writing, or to any court of competent jurisdiction, whereupon the Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Collateral Agreement, but without prejudice to any liability of the Collateral Agent for its bad faith, gross negligence or willful misconduct hereunder.

               (ii) The resignation of the Collateral Agent will take effect upon the appointment of a successor collateral agent by the Borrower and all Lenders and delivery of the Collateral Account to such successor.

     7.2 This Collateral Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, heirs, remaindermen, assigns, executors, administrators, personal representatives, trustees and fiduciaries. The Collateral Agent shall have the right to rely upon any proper evidence of the authority of any such successors, heirs, remaindermen, assigns, executors, administrators, personal representatives, trustees and fiduciaries. Notwithstanding anything to the contrary herein contained, no beneficial interest of any person in the Collateral Account shall be subject to anticipation or assignment by such person, nor shall the Collateral Account be subject to interference or control of any creditor of such person, or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of such person prior to disbursement, and each party hereby agrees to indemnify the other parties in connection with any loss or diminution of such party's interest in the Collateral Account as a result of any such matter.

     7.3 Any notice, direction, instruction or other communication required or permitted hereunder shall be given in writing by hand delivery, by registered or certified first class mail, return receipt requested, postage prepaid, or by expedited courier service that regularly requires signed receipts evidencing delivery, in each case addressed to the party to receive the same at its respective address set forth below, or to such other address as such party may have designated by notice to the others in accordance with the provisions of this Section 7.3.
     ------------

          (i)  To the Borrower:

               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  240
               Redwood  City,  California  94603
               Attn:     Jerome  B.  Richter,
                         President

               with  a  copy  to:

               Coudert  Brothers
               1114  Avenue  of  the  Americas
               New  York,  New  York  10036
               Attn:  John  F.  Watkins,  Esq.

          (ii) If to a Lender, at the address set forth beneath such Lender's name on Schedule I hereto; -----------

          (iii) To the Collateral Agent:

               Castle  Energy  Corporation
               One  Radnor  Corp.  Center
               100  Matsonford  Road,  Suite  250
               Radnor,  Pennsylvania  19087
               Attn:  Joseph  Castle,  President

or at such other address as any party shall have specified by notice in writing to the other parties.

     Copies of any written communications sent by the Borrower or the Lenders to the Collateral Agent relating to this Collateral Agreement shall be sent to the other parties hereto, and copies of any written communications sent by the Collateral Agent relating to this Collateral Agreement shall be sent to the Borrower and the Lenders. Notwithstanding the foregoing, the Borrower and the Lenders shall have the right to engage in direct written communications among themselves relating to this Collateral Agreement without providing copies thereof to the Collateral Agent, except to the extent otherwise required under the terms of this Collateral Agreement.

     All notices, directions, instructions and communications hereunder shall be effective, and deemed given, if hand delivered, on and as of the date of receipt thereof, as evidenced by a written receipt by or on behalf of the party to which the same is so delivered, and, if mailed or sent by expedited courier, on and as of the date of delivery, as evidenced by the acknowledgement of delivery issued with respect thereto by the applicable postal authorities or by the confirmation of delivery issued by the applicable courier service.

     7.4 (a) The parties agree that this Collateral Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be governed by, and interpreted in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law thereunder.

          (b) Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Collateral Agreement shall be brought exclusively in any Federal or state court within the county of New York, New York, and any court to which an appeal may be taken in any such litigation, and (ii) by execution and delivery of this Collateral Agreement, irrevocably submits to and accepts with respect to any such action or proceeding, for such party's heirs, beneficiaries remaindermen, personal representatives, executors, administrators, fiduciaries and permitted assigns and in respect of such party's properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction under the constitution or laws of the State of New York or the Constitution or laws of the United States of America or otherwise. Each of the parties hereby irrevocably waives any right it may have to a jury trial in connection with this Collateral Agreement.

     7.5 This Collateral Agreement, and any notice, direction or other document or instrument delivered in connection herewith, may be executed in counterparts, each of which shall constitute an original instrument, but all of which together shall constitute a single agreement, notice, direction, document or instrument as the case may be. The Borrower and each of the Lenders agree to cooperate with each other in good faith in joining in any notices or written instructions that are required to be delivered to the Collateral Agent jointly by the Borrower and the Lenders.

     7.6 The provisions of this Collateral Agreement shall not be altered or terminated by operation of law or by the occurrence of any event (except as otherwise specified herein), including, without limitation, the death or incapacity or the termination of the legal existence of any party hereto.

     7.7 This Collateral Agreement shall not be assignable, in whole or in part, by any party without the prior written consent of the other parties, and any attempted assignment without such prior written consent shall be void except that each Lender may assign its rights under this Collateral Agreement to any of its affiliates or subsidiaries without the consent of any other party.

     7.8 This Collateral Agreement, and any notice, direction or other document or instrument delivered in connection herewith, may be executed in counterparts, each of which shall constitute an original instrument, but all of which together shall constitute a single agreement, notice, direction, document or instrument, as the case may be.

     7.9 This Collateral Agreement may not be amended or modified nor any provision hereof waived except by an instrument in writing signed by the party against whom any amendment or modification or waiver is sought to be enforced.

     7.10 Any provision in this Collateral Agreement held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions of this Collateral Agreement.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.


                                   THE  BORROWER:

                                   PENN  OCTANE  CORPORATION


                                   By:
                                        -----------------------------------
                                   Name:     Jerome  B.  Richter
                                   Title:  Chairman,  President  and  Chief
Executive  Officer


                                   CASTLE  ENERGY  CORPORATION,
                                   as  Collateral  Agent


                                   By:  _____________________________
                                   Name:
                                   Title:

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.


                         LENDER:


                          ______________________________________
                                   Clint  Norton



                         SOUTHWEST  CONCEPT  INC.,
                         as  Lender


                         By:  ______________________________________
                              Name:
                              Title:



                         CASTLE  ENERGY  CORPORATION,
                         as  Lender


                         By:  _____________________________________
                              Name:
                              Title:

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.

                              LENDER:


                              ___________________________________________
                                        James  F.  Meara,  Jr.


                              SEP  FBO  JAMES  F.  MEARA  IRA,
                              as  Lender

                              By:  Donaldson,  Lufkin  &  Jenrette  as
                                   Securities  Corporation  Custodian



                              By:  ________________________________
                              Name:
                              Title:

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.

                    LENDER:

                    LINCOLN TRUST COMPANY FBO PERRY D. SNAVELY IRA, as Lender


                    By:__________________________________
                    Name:
                    Title:

                                   SCHEDULE  I

Lenders  and  Addresses
-----------------------

Castle  Energy  Corporation      Principal amount of Amended Note: $1,000,000
c/o  CEC,  Inc.                  Accrued  interest  thereon  at  10% per annum
One Radnor Corporate Center      prior to an Event of Default, and 12% per annum
100 Matsonford Road, Suite 250   subsequent  to  an  Event of Default
Radnor,  Pennsylvania  19087
(610)  995-9400
Attention: Mr. Joseph Castle

with  a  copy  to:

Tom  Spencer,  Esq.
Duane  Morris  &  Hecksher  LLP
One  Liberty  Place,  42nd  floor
Philadelphia,  Pennsylvania  19103-7396

                                   SCHEDULE  I


Lenders  and  Addresses
-----------------------

Clint Norton                     Principal amount of Amended Note:  $90,000
1710 Dallas Parkway, Suite 120   Accrued  interest thereon at 10% per annum
Dallas, Texas 75248              prior to an Event of Default, and 12% per annum
(972)  931-8509                  subsequent  to  an  Event  of  Default


Southwest Concept Inc.           Principal amount of Amended Note:  $60,000
17110 Dallas Parkway, Suite 120  Accrued interest thereon at 10% per annum
Dallas, Texas 75248              prior to an Event of Default, and 12% per annum
Attn:  Clint  Norton             subsequent  to  an  Event  of  Default
(972)  931-8509

                                   SCHEDULE I


Lenders  and  Addresses
-----------------------

James F. Meara, Jr.               Principal amount of Amended Note: $75,000
8150 N. Central Expressway,#795   Accrued interest thereon at 10% per annum
Dallas, Texas 75206               prior to an Event of Default, and 12% per
                                    annum
(214)  692-7066                   subsequent  to  an  Event  of  Default


Donaldson  Lufkin  Jenrette       Principal  amount  of  Amended  Note: $75,000
Securities Corporation Custodian  Accrued  interest thereon at 10% per annum
SEP  FBO  James  F. Meara IRA     prior to an Event of Default, and 12% per
                                    annum
Pershing Division of Donaldson    subsequent  to  an  Event  of Default
Lufkin  &  Jenrette  Securities
Corporation
P.O.  Box  2050
Jersey City, New Jersey  07399
(214)  692-7006

                                   SCHEDULE I


Lenders  and  Addresses
-----------------------

Lincoln  Trust  Company          Principal amount of Amended Note: $200,000
FBO Perry D. Snavely IRA         Accrued interest thereon at 10% per annum
P.O. Box 5831                    prior to an Event of Default, and 12% per annum
Denver,  Colorado  80217         subsequent  to  an  Event  of  Default
Attn:  Monique  Rice
(610) 260-6388

                                                                         ANNEX 1
                                                                         -------

                           PAYMENT INSTRUCTION LETTER

                    [Penn  Octane  Corporation  letterhead]


December  1,  1998





International  Bank  of  Commerce-Brownsville
630  East  Elizabeth  Street
Brownsville,  Texas  78520


                         Re:  Payment  Instructions
                              ---------------------

Ladies  and  Gentlemen:

     We refer you to the judgment confirming the arbitral award for $3,246,754 entered against the International Bank of Commerce-Brownsville in favor of the Penn Octane Corporation (the "Company") on February 28, 1996 by the 197th District Court in and for Cameron County, Texas, which judgment was upheld by the Texas Court of Appeals on June 18, 1998, (the "Judgment").

     We note that IBC-Brownsville has filed for a rehearing of the case underlying the Judgment by the Texas Court of Appeals, and that as of the date set forth above, the Texas Court of Appeals has not ruled on the IBC-Brownsville request for rehearing.

     The Company hereby notifies IBC-Brownsville that the Company has assigned the Judgment and the proceeds thereof to Castle Energy Corporation ("CEC") for itself and on behalf of certain other lenders as more particularly described in the enclosed Assignment of Judgment.

     In the event the Judgment becomes final and non-appealable, or is otherwise settled by the Company and IBC-Brownsville, IBC-Brownsville is hereby instructed to remit by wire transfer any and all proceeds of the Judgment or from such settlement, as the case may be, in immediately available funds to the account of CEC set forth below:

     Account  Number:     8612486589
     ABA  Number:         031000053
     Bank:                PNC  Bank
     Contact:             Mary  Wagner
     Phone:              (215) 575-6428

     If you have any questions regarding this matter, please contact Ian T. Bothwell, Chief Financial Officer and Treasurer, Penn Octane Corporation, at
(562)  929-6789  ext.  101.

                                   PENN  OCTANE  CORPORATION


                                   By:_______________________
                                   Name:
                                   Title: